UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2016

Juniper Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	770422528
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1133 Innovation Way, Sunnyvale, California		94089
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 19, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Juniper Networks, Inc. (the “Company”) completed its annual review of the Company’s form of severance agreement, which is due to expire pursuant to its terms on January 1, 2017, and form of change in control agreement. As part of the review, the Committee approved (i) an updated form of severance agreement (the “Severance Agreement”), (ii) an updated form of change in control agreement (the “Change in Control Agreement”), (iii) the use of the Severance Agreement for Rami Rahim, the Company’s Chief Executive Officer, and certain members of the Company’s senior management, including Ken Miller, Pradeep Sindhu, and Jonathan Davidson, and (iv) the use of the Change in Control Agreement for Mr. Rahim and certain members of the Company’s senior management, including Messrs. Miller, Sindhu, and Davidson and Brian Martin.

The Severance Agreement will replace the existing severance agreements for such officers and members of senior management and reflects no material changes to the benefits payable under the existing severance agreements. Such agreements will expire on January 1, 2019.

The Change in Control Agreement will replace the existing change in control agreements for such officers and members of senior management and includes the following changes (i) a change in the definition of “Good Reason” for the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel and (ii) an increase in the multiple for severance payments of annual base salary and target bonus from 100% to 150% (or 200% for the Chief Executive Officer).

The foregoing summary of the Severance Agreement and Change in Control Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the agreements, which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Form of Severance Agreement for Certain Officers, approved for use on September 19, 2016

10.2	Form of Change of Control Agreement for Certain Officers, approved for use on September 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Juniper Networks, Inc.

September 20, 2016	By:	/s/ Brian M. Martin
Name: Brian M. Martin
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Severance Agreement for Certain Officers, approved for use on September 19, 2016

10.2	Form of Change of Control Agreement for Certain Officers, approved for use on September 19, 2016